SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                   FORM 8-K/A
                AMENDMENT NO. 1 TO FORM 8-K FILED ON MAY 26, 2005

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 19, 2005

                          ActiveCore Technologies, Inc.
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             (Exact name of Registrant as specified in its charter)

           Nevada                        000-30397             65-6998896
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(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
      Incorporation)                                        Identification No.)

                        156 Front Street West, Suite 210
                            Toronto, Ontario M5J-2L6
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                    (Address of principal executive offices)

                                 (416) 252-6200
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               Registrant's telephone number, including area code

This Form 8-K/A amends the Current Report on Form 8-K/A is filed by ActivecoreK of ActiveCore Technologies, Inc., a Nevada corporation ("Activecore (the "Registrant" or the "Company"), as an amendment to that certain Current Report on Form 8-K"ActiveCore") filed with the Securities and Exchange Commission on May 26, 2005 to include the information required by Item 7.2005, regarding the Registrant's acquisition of all of the issued and outstanding capital stock of Cratos Technology Solutions Inc., an Ontario corporation ("Cratos"). The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      The following financial statements and exhibits are filed as part of this Current Report on Form 8-K/A, where indicated:

(a)   Financial statements of the business acquired

      The  following  audited  financial  statements  of Cratos are  included as
Exhibit 99.1 to this Current Report on Form 8-K/A:

      (i)   Report of the Independent Auditors

      (ii)  Balance Sheets as of October 31, 2004 and 2003

      (iii) Statements of Operations and Deficit for the years ended October 31, 2004, and 2003

      (iv)  Statements of Cash Flows for the years ended  October 31, 2004,  and
            2003

      (v)   Notes to the Financial Statements


(b)   Pro forma financial information

      The following unaudited pro forma financial information of ActiveCore and Cratos is included as Exhibit 99.2 to this Current Report on Form 8-K/A:

      (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005

      (ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three-month period ended March 31, 2005

      (iii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve-month period ended December 31, 2004

      (iv) Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)   Exhibits


Exhibit No.       Description
-----------       --------------------------------------------------------------

   99.1           The following audited financial statements of Cratos:

                  Report of the Independent Accountants

                  Balance Sheets as of October 31, 2004 and 2003

                  Statements of Operations and Deficit for the years ended October 31, 2004 and 2003

                  Statements of Cash Flows for the years ended October 31, 2004 and 2003

                  Notes to the Financial Statements

   99.2 The following unaudited pro forma financial information of Activecore and Cratos

                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005

                  Unaudited  Pro  Forma  Condensed   Consolidated  Statement  of
                  Operations for the three-month period ended March 31, 2005

                  Unaudited  Pro  Forma  Condensed   Consolidated  Statement  of
                  Operations for the twelve-month period ended December 31, 2004

                  Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

      The Exhibits that are filed with this Current Report on Form 8-K/A are set forth in the Exhibit Index to this Current Report on Form 8-K/A.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ACTIVECORE TECHNOLOGIES, INC.


August 3, 2005                                     By:  /s/ Peter Hamilton
                                                     ---------------------------
                                                     Peter Hamilton
                                                     Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       --------------------------------------------------------------

   99.1           The following audited financial statements of Cratos:

                  Report of the Independent Accountants

                  Balance Sheets as of October 31, 2004 and 2003

                  Statements of Operations and Deficit for the years ended October 31, 2004 and 2003

                  Statements of Cash Flows for the years ended October 31, 2004 and 2003

                  Notes to the Financial Statements

   99.2 The following unaudited pro forma financial information of Activecore and Cratos

                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005

                  Unaudited  Pro  Forma  Condensed   Consolidated  Statement  of
                  Operations for the three-month period ended March 31, 2005

                  Unaudited  Pro  Forma  Condensed   Consolidated  Statement  of
                  Operations for the twelve-month period ended December 31, 2004

                  Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements